SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 5, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                      0-26483                94-3236309
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events

      On June 5, 2003, VaxGen, Inc. commenced the offering of 1,591,307 shares of its common stock at $4.3989 per share pursuant to its Form S-3 shelf registration statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Number   Description
------   -----------

1.1 Placement Agency Agreement, dated June 5, 2003, by and between VaxGen, Inc. and Granite Financial Group, Inc.

5.1      Opinion of Cooley Godward LLP.

23.1     Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                VAXGEN, INC.


Dated: June 5, 2003             By:  /s/ Carter A. Lee
                                   ------------------------------------
                                     Carter A. Lee
                                     Senior Vice President-Finance and
                                     Administration

                                  EXHIBIT INDEX

Number   Description
------   -----------

1.1 Placement Agency Agreement, dated June 5, 2003, by and between VaxGen, Inc. and Granite Financial Group, Inc.

5.1      Opinion of Cooley Godward LLP.

23.1     Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.